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                                                                EXHIBIT 23.9

LEGAL EXPERT'S CONSENT

We consent to the reference to our firm under the heading "Business--Government Regulation" in the Registration Statement of AmeriPath, Inc. on Form S-1.


/s/ Wyatt, Tarrant & Combs


WYATT, TARRANT & COMBS
Louisville, Kentucky

March 27, 1997